UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 14, 2012

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

333 Continental Boulevard, El Segundo, California		90245-5012
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 252-2000

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Election of Director.

On March 14, 2012, the Board of Directors of Mattel, Inc. (“Mattel”) elected Trevor A. Edwards as a new director of Mattel, effective immediately. The election will increase the number of Mattel directors from 13 to 14. In accordance with Mattel’s director compensation program, Mr. Edwards will be entitled to a retainer of $25,000 and a grant of restricted stock units valued at $25,000 (based on the closing price of Mattel’s common stock on the grant date of March 14, 2012), which represents a pro-ration of the annual director compensation based on the number of months (including partial months) he will serve from March 2012 to the date of Mattel’s 2012 Annual Meeting of Stockholders. If Mr. Edwards is re-elected by the stockholders at the 2012 Annual Meeting of Stockholders, he will receive a retainer of $100,000 and a grant of restricted stock units valued at $120,000 (based on the closing price of Mattel’s common stock on the date of Mattel’s 2012 Annual Meeting of Stockholders), in accordance with Mattel’s director compensation program.

Mr. Edwards, 49, has served as Vice President, Global Brand & Category Management of NIKE, Inc. (“Nike”) since August 2006. Mr. Edwards served as Vice President, Global Brand Management of Nike from September 2002 to August 2006, and before that, as Vice President, U.S Brand Marketing from 2000 to 2002, and as Vice President, EMEA Marketing from 1999 to 2000. He has more than two decades of marketing and global brand management experience at Nike, where he is currently responsible for helping to drive the Nike Brand growth strategy by leading its category business units and overseeing all brand management functions.

Mr. Edwards has not yet been named to a committee of the Board of Directors.

There are no transactions between Mr. Edwards and Mattel that would be reportable under Item 404(a) of Regulation S-K.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On March 14, 2012, Mattel issued a press release regarding the election of Mr. Edwards to the Board of Directors, a copy of which is furnished as Exhibit 99.1 hereto. This exhibit is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired: None

(b)	Pro forma financial information: None

(c)	Shell company transactions: None

(d)	Exhibits:

This exhibit is furnished pursuant to Item 7.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

Exhibit No.	Exhibit Description

99.1	Press release dated March 14, 2012, announcing the election of Trevor A. Edwards to the Board of Directors of Mattel.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC.
Date: March 14, 2012

	By:	/s/ Robert Normile
		Name:	Robert Normile
		Title:	Executive Vice President, Chief Legal Officer and Secretary